Exhibit 99

Presentation & 750,000 TPY Plant Tour Gillette, WY

June 13-14, 2005

Jefferies & Co.

Forward Looking Statements

Except for the historical information contained herein, the matters discussed in this presentation contain forward-looking statements, including statements containing the words “planned,” “expects,” “believes,” “strategy,” “opportunity,” “anticipates,” and similar words. Such forward-looking statements are subject to known and unknown risks, uncertainties, or other factors that may cause the company’s actual results to be materially different from historical results or any results expressed or implied by such forward-looking statements. We assume no obligation to update any forward-looking statements to reflect events or circumstances arising after the date hereof. Information on the factors and risks that could affect KFx’s business, financial condition, and results of operations are included under the headings “Risk Factors,” “Risks and Uncertainties,” or “Factors Affecting Our Operating Results” contained in our public filings with the Securities and Exchange Commission, available at (http://www.sec.gov)

North American Coal Reserves

Bituminous

Sub -Bituminous

Lignite

Value of KFx is “New” PRB Coal

BNSF

BNSF

BNSF

>9,000 Btu/lb

8,600 - 9,000 Btu/lb

8,300 - 8,600 Btu/lb

<8.300 Btu/lb

MT

WY

BNSF

Size: 2-billion tons

Specifications:

BTU Content 11,000 – 11,500

Moisture ~ 8.00 - 10.00%

Mercury ~ 2.6 lbs/TBtu

Sulfur ~ 0.39% - Ash ~ 6.09%

Anticipated Production

Yr 1: 1MM TPY

Yr. 4: 50MM TPY

Anticipated Production Costs:

$15-20/ton

What is it Worth?

$30, $40, $50…?/ton

<8,400 Btu/lb - Limited Market
8,400 Btu/lb - $6.70/ton*
8,800 Btu/lb - $8.00/ton*
Montana
Wyoming
Sheridan
Gillette
Buckskin
Wyodak
Eagle Butte
Rawhide
Dry Fork
Fort Union
Clovis Point
Caballo
Cordero Rojo
Belle Ayr
Coal Creek
Jacobs Ranch
Black Thunder
North Rochelle
North Antelope/Rochelle
Antelope

Wyoming:

Annual Production:
395M tons

Permitted Reserves:
6.7B tons

Sources: BNSF Guide to Coal Mines, EIA

*: Prices according to Platts Coal Trader dated 6/7/05

PRB

Coal

KFx

“Enabling”

Process

K-FuelTM

11,000-

11,500

8-10

2.6

~35%

~70%

~70%

8,000-

8,800

30

~9

Heating value

(Btu/lb)

Moisture content (%)

Mercury – Hg

(lb/TBtu)

K-FuelTM (ex. PRB Coal)

Additional Benefits/Savings

Benefits

Up to 30% less SO2 and NOX from already low PRB

Reduces CO2 emissions due to increased efficiency

Handles, transports and stores as well as PRB coal

Savings

No costly retrofits; avoids shut-down periods

Increases boiler efficiency; reduces OPEX costs

Enhancement/alternative to post-combustion

control equipment

No added disposal problems

Lock hoppers

Process water out

Steam in

Vent

Vent

Vent

K-FuelTM Product

Coal

Condenser

Carbon Filter

Qualified Hg Disposal Site

Water for Reuse

Waste water to treatment

Product Cooling

To

Storage

K-FuelTM Process:

A Method that Replicates Nature

Proven Equipment

Based on 70+ Years

Coal Processing in

165 Plants Worldwide

Water recycled as steam

Coal: Strong Fundamentals

Strong US & Global coal markets

Demand

Global economic growth

Increasing electrical demand

Costs increasing for competing fuel sources

Supply

Eastern US reserve depletion

Increasing mining costs

Under-utilized/Stranded low Btu coal needs transformation by

“enabling” process

Minimal near-term nuclear or hydro capacity

additions

Weak economics/limited capacity for renewables

U.S. East vs. West Price Gap Widening

High Btu coal prices rising

Little spare capacity

Environmental regulations limiting new production

Restricted new mining permits

Reserve depletion

Outstanding economics/margin potential for K-FuelTM

Source: Spot prices as reported by Bloomberg

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$ 7 0

Jan-96

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Jan-00

Jul-00

Jan-01

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Jul-02

Jan-03

Jul-03

Jan-04

Jul-04

Jan-05

$/ton

Eastern Coal Prices

Western Coal Prices

Gap

Accomplishments 2004 - 2005

Strengthened board, management, project/engineering/plant

operating expertise

Improved balance sheet

$74 million in cash at quarter-end 1Q05

Ample cash

No Debt

Should qualify for new Sec. 45 clean coal tax credit

$5.35/ton for 10 years from “in-service” date, inflation adjusted

Began construction of KFx 750,000 TPY commercial scale

plant in Gillette, WY

Installed two 100-ton Lurgi Mark IV processors - May 2005

Signed license agreement for K-FuelTM process with Cook

Inlet Coal LLC

Received $7.5 million non-refundable technology access fee

KFx Organizational Structure

Stanford Adelstein Dr. Manuel Johnson Dr. Robert Kaplan Jon Lovoi Jack Pester James Pignotelli Grady Rosier Dr. James Schlesinger Richard Spencer

Quality Management

HS&E

MR&E West KFx Technology

KFx Operations

BOARD OF DIRECTORS

Chairman

CEO

Ted Venners

Harris Kaplan

Chief Strategist

Administrative

Assistant

Ramona Chun

Executive Assistant

Robbi Nelson

President

COO

Robert Hanfling

Technical Advisor

to the Board

Karel Vlok

Integrated Project

Manager

Andy Clark

VP

CFO/Treas

Matt Elledge

Manager of

Financial Reporting

David Peterson

Manager of Internal

Audit & SOx

Compliance - Open

Manager of

Administration

Penny Kinsella

Office Assistant

Melissa Groenhof

AP Assistant

Nancy Maley

Accounting

Manager

Peter Lopez

Lab Manager

Mike Schlegel

Director of

Operations

Dennis Coolidge

Assistant

Loretta Dowling QA / QC Manager

Brenda Bjornsen

Lab Manager

Dawn Dowling

Technicians Staff

(18 Total)

Kraig S. Johnston

Currently recruiting

remaining

technician staff

Mine Manager

Bob Baker

Process Technician

Keith Riggle

Jim Frederick

Vice President

Assistant

Sue Lojek

Project Engineer

Darren Witt

Proc/Field Engineer

Currently Recruiting

Safety

Currently Recruiting

Training

Hired Consultant

Plant Manager

Ron Vessa

Project Assistant

Lynette Hildreth

Project Manager

Frank Gentle

Director of Projects

Rick van Zyl

Quality Manager

Cecil Wilks

Commissioning

Team

Organizational

structure and

resourcing

to be completed

Commissioning

Dap Naude

Contractor

Quality Inspector

Jimmy Ruiz

Assistant

open

Construction Mgr

Stuart Rosen

Contractor

Consultants

Engineering

Contractors

Paralegal

Marielle Gangé

Officer

Asst. Sec

Rudy Swenson

SVP

Bus Development

Jim Imbler

Senior Assistant

Barbara Motichka

Coal Industry

Specialist

Open

Investor / Public

Relations

Andy Vietor

MR&E Engineering

Dennis Coolidge

Chief Accountant

Joyce Cox

Procurement

Chip Howard

Executive Assistant

Heather Johnson

Project

Development

Consultant

Project

Development

Brentt Knottnerus

Deane A. Horne

Vice President

Director R&D

Chemist

Rena DeLaney

Process Engineer

James A. Thornton

Lead Engineer

Tim Kuhn

Mech Engineer

Kerry Tausch

Design (Contract)

Scott Duncan

Key Consultants

Scott Duncan, Design / Drafting

Cliff Groombridge, Electrical Engineering

Don Haney, Safety Consulting

Doug Iverson, Civil Engineering

Dennis McGirr, Environmental Permitting

Phil Plotke, Training

Jeff Pugh, Electrical / Controls Engineering

Ronn Smith, Process Engineering

Jim Sutherland, Environmental

Leslie White, Project Development

Plant Controller

Currently Recruiting

Env & Legislative

Analyst - Carrie

Atiyeh-Kowalski

SVP

General Counsel

William Laughlin

OBL - ForeRunner

IBL - Lurgi SA

GL Accountant

Mike Hendricks

project manager

frank gentle

Comparative Balance Sheets

1Q05

Year-ended

2004

Year-ended

2003*

Year-ended

2002

(millions)

Cash & Other current assets $74 $81 $25 $5

PP&E, net and Plant Construction in Progress 30 24 7 0

Other assets 8 8 3 11

Total Assets $112 $112 $35 $16

Current liabilities $7 $7 $4 $8

Long-term liabilities 10 11 0 1

Total Liabilities $17 $18 $4 $8

Stockholders’ Equity $95 $94 $31 $7

Total Liabilities and Stockholders’ Equity $112 $112 $35 $16

* Excludes $9.4 million contingent earn-out due from Pegasus Technologies, Inc. (“Pegasus”) based on Pegasus future cash flows.

Summary Full Scale K-FuelTM Plant

at a Mine Site (For Illustrative Purposes Only)

Description Amount

Capacity in TPY 8MM

Capital Costs ($40-$50/ton) $320-400MM

FOB Sales Price1 $35-50/Ton

Coal Feedstock Cost and Operating Costs2 $15-20/Ton

Estimated Cash Flow from Operations3 $15-35/Ton

Tax Credits (inflation adjusted) $5.50/Ton

Total Est. Cash Flow from Operations3 $20-40/Ton

1. Before Environmental Credits

2. Does not include DD&A

3. Before Interest and Taxes

8MM TPY Plant Economics (Cont.):

(For Illustrative Purposes Only)

Full-Scale Plant

Project Economics

$ per Ton

Produced

Amounts

in MM’s

Capacity in Tons per Year 8

Capital Expenditures 50 $ 400 $

Projected Revenues 35 $ 280 $

Feedstock Coal Costs 12 96

Labor 1 8

Fuel, Power, and Chemicals 2 16

Other 2 16

Cashflow from Operations 18 $ 144 $

Payback in Years 2.8

Simple Pretax IRR 34.1%

Full-Scale Plant

8MM TPY Plant Economics (Cont.):

Financial Structure Overview

(For Illustrative Purposes Only)

License Fee – $5 per design ton

1st half payable upon ground breaking

2nd half payable upon completion of plant construction

Royalty – 5%/ton of arms length sales price

Carried Interest until simple $-on-$ payback

3-3.5 years estimated simple $-on-$ payback

Right to invest (minimum 25%)

IRS Sec. 45 Tax Credit

“Refined Coal”:

A solid synthetic fuel

Sold with expectation it will be used to generate steam Results in qualified emission reductions from comparable coal

At least a 20% reduction in NOx, and

At least a 20% reduction in either SO2 or mercury

Results in an increase >50% in the market value of the feedstock

In service before January 1, 2009

Amount of Credit:

In 2005 dollars, credit equals ~$5.50, escalated for inflation

10 year duration from “in-service” date Applies to the AMT

Mercury Emissions

EPA proposed mercury reduction cap and trade rule

~48 tons emitted/yr. using 1999 EPA baseline data 38 ton cap 2010-2017 15 ton cap 2018 and beyond

Possible mercury allowances $35,000-$200,000/pound

K-FuelTM has, on average, 70% less mercury than feedstock K-FuelTM combined with post-combustion control equipment capable of even higher mercury removal

Mercury Emissions (cont.): K-FuelTM Economic Advantages

Eastern compliance coal (Low SO2)

FOB cost spring 2005 ~$55-65/ton

Potential mercury cap & trade cost ~$8-45/ton Total cost of eastern compliance coal with potential mercury allowances ~$63-110/ton

K-FuelTM Lab Test Data

BTU MOISTURE MERCURY

Btu Moisture Mercury

Increase Moisture Moisture Decrease Mercury Mercury Decrease

Coal Btu/lb Btu/lb % % % % (lb/TBtu) (lb/TBtu) %

1 6,850 10,637 55 33 8 (77) 33.4 14.2 (57)

2 7,893 11,031 40 33 7 (78) 5.8 0.7 (88)

3 7,908 10,535 33 32 7 (78) 5.8 1.9 (67)

4 8,042 11,162 39 30 7 (76) 16.4 1.8 (89)

5 8,047 11,091 38 31 8 (75) 5.4 2.3 (57)

6 8,146 10,492 29 19 4 (76) 2.7 0.4 (84)

7 8,165 11,126 36 31 7 (77) 5.7 2.1 (63)

8 8,223 11,171 36 31 7 (78) 7.5 2.6 (66)

9 8,325 11,331 36 29 6 (78) 9.7 3.1 (68)

10 8,325 11,300 36 30 5 (82) 7.8 4.5 (42)

11 8,338 9,355 12 16 10 (35) 5.7 1.3 (77)

12 8,404 11,423 36 31 6 (79) 5.5 0.2 (96)

13 8,458 11,667 38 31 6 (80) 2.4 0.6 (73)

14 8,588 11,215 31 26 5 (82) 2.6 0.3 (88)

15 8,804 11,683 33 26 6 (78) 9.6 3.8 (61)

16 10,209 12,600 23 20 2 (89) 3.7 1.7 (54)

17 10,269 12,604 23 21 3 (88) 1.2 0.3 (74)

Average 34 (77) (71)

Standard Deviation 9 11 14

EPA’s proposed MACT for existing units burning subbituminous coal is 5.8lb/TBtu, a limit which all the K-Fuel exceeds. Several K-Fuel levels are close to or meet the proposed bituminous level of 2.0lb/TBtu.

*Note: Moisture and Btu percentage numbers have been rounded to the nearest whole number.

http://www.kfx.com